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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC    20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 8, 1996



                             HERITAGE BANCORP INC.
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            (Exact name of registrant as specified in its charter)


      Pennsylvania                 0-12506                      23-2228542
- ------------------------        ------------           -------------------------
(State or other jurisdic-        (Commission               (I.R.S. Employer
tion of incorporation or         File No.)                Identification Number)
organization)



120 South Centre Street, Pottsville, Pennsylvania                       17901
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(Address of principal executive offices)                              (Zip Code)




              Registrant's telephone number, including area code:

                                (717) 622-2320




                                NOT APPLICABLE
- --------------------------------------------------------------------------------
            (Former name or address, if changed, since last report)



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ITEM 5  Other Events.
        ------------

        On April 8, 1996, the Board of Directors of the Corporation approved a 5-for-4 split of the common stock. The stock split is payable on May 24,1996 to shareholders of record as of the close of business on May 10, 1996. There will be no change in the $5.00 per share par value of the common stock as a result of the split. The Corporation's news release regarding the split is attached hereto as Exhibit 99.

ITEM 7  Financial Statements, Pro-Forma Financial Information and Exhibits.
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        (c) Exhibits.

            -  The Corporation's News Release announcing the 5-for-4 split.



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HERITAGE BANCORP, INC.


                                   By:/s/ Guy H. Boyer
                                      ------------------------------
                                      Guy H. Boyer
                                      Executive Vice President,
                                      Secretary/Treasurer



Date: April 12, 1996

                                     - 2 -

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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                                                      Page No.
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     99                  The Corporation's News Release              4
                         announcing 5-for-4 stock split

                                      -3-